UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2012

ALLIANCE HEALTHCARE SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-16609	33-0239910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Bayview Circle, Suite 400

Newport Beach, CA 92660

(Address of principal executive offices, including zip code)

(949) 242-5300

(Registrant’s telephone number, including area code)

Not Applicable

(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a – 12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02: Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On April 28, 2012, Paul S. Viviano, Chairman of our Board of Directors and President and Chief Executive Officer, notified our Board of Directors that he will resign as President and Chief Executive Officer in June 2012, with the exact date to be determined. Mr. Viviano will remain on our Board of Directors but will resign as Chairman. Mr. Viviano is leaving the company to accept the position of Associate Vice Chancellor for Health Sciences at the University of California, San Diego and Chief Executive Officer of the UCSD Health System.

On April 28, 2012, our Board of Directors appointed Larry C. Buckelew, who has served as an independent member of our Board of Directors since January 2009, as Chairman of our Board of Directors and interim Chief Executive effective upon Mr. Viviano’s resignation in June 2012. Mr. Buckelew served as president and chief executive officer of Gambro Healthcare, Inc. from November 2000 through October 2005. From April 2000 to November 2000, he served as president of Gambro Healthcare/USA. Mr. Buckelew began his career with American Hospital Supply Corporation (AHSC) in 1975 and served as an executive with AHSC and later Baxter International, Inc. following their merger in November 1985. He has also held executive and management positions with Sunrise Medical, Inc., Teleflex, Inc. and Surgical Services, Inc.

In addition, our Board of Directors has appointed Michael J. Shea as our new Chief Operating Officer effective June 4, 2012. From July, 2008 until joining Alliance, Mr. Shea was a senior vice president at DaVita, Inc., a publicly held renal care company with more than $7 billion in revenues, operating 1800 outpatient clinics, and 850 hospitals. Mr. Shea was responsible for DaVita’s operations in California, Nevada, and Arizona, as well as being the senior executive in charge of DaVita’s Hospital Services Group. Prior to DaVita, from July, 2004 until June, 2008, Mr. Shea was the senior vice president of business development and marketing at TeamHealth, a privately held outsourced physician services company that contracted with hospitals and physician groups, with revenues exceeding $1 billion annually.

On April 30, 2012, Richard J. Hall informed our Board of Directors that he will resign as President of our Radiation Oncology Division, effective May 28, 2012. Mr. Hall is leaving the company to become Chief Executive Officer of a non-competing, New York-based company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2012	/s/ Howard K. Aihara
Name: Howard K. Aihara
Title: Executive Vice President and Chief Financial Officer